EXECUTION COPY




                             AFG CREDIT CORPORATION,
                                   Transferor,

                          AMERICAN FINANCE GROUP, INC.,
                                    Servicer,

                       FIRST UNION CAPITAL MARKETS CORP.,
                                   Deal Agent

                                       and

                             BANKERS TRUST COMPANY,
                         Trustee and Collateral Trustee

                   on behalf of the Series 1997-1 Noteholders



                      SERIES 1997-1 SUPPLEMENTAL INDENTURE

                          Dated as of October 14, 1997

                                       to

             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

                            Dated as of July 1, 1995




                                  $125,000,000

                                AFG MASTER TRUST

                                  Series 1997-1

===============================================================================

                                TABLE OF CONTENTS

                                                           Page


Section 1. Designation.       1

Section 2. Definitions.       1

Section 3. The Notes.         6

Section 4. [Reserved].        6

Section 5. [Reserved]         7

Section 6. Delivery.          7

Section 7. Procedure for Increasing the Principal Amount............7

Section 8. Procedure for Decreasing the Principal Amount............8

Section 9. [Reserved].        8

Section 10. [Reserved].       8

Section 11. Interest.         8

Section 12. Indemnification by Transferor...........................8

Section 13. Article IV of Agreement.................................9

Section 14.  Article V of the Agreement.............................12

Section 15. Accelerated Payment Events; Series 1997-1 Pay Out Events..14

Section 16. Funding Costs.    15

Section 17. Conditions Precedent to Effectiveness of Supplement.......18

Section 18 Representation and Warranties of the Transferor and the Servicer..20

Section 19. Covenants of the Transferor......................................22

Section 20. Covenants of the Servicer........................................22

Section 21. Covenants of the Trustee.........................................23

Section 22. Obligations Unaffected...........................................23

Section 23. [Reserved].       23

Section 24. Payments.         23

Section 25.  Costs and Expenses..............................................23

Section 26.  Amendments.      24

Section 27. Successors and Assigns...........................................25

Section 28. [Reserved].       25

Section 29. Repurchase by Servicer...........................................25

Section 30. Repurchase by Transferor.........................................26

Section 31. Permitted Successor Servicer.....................................26

Section 32. Option to Repurchase.............................................26

Section 33. Final Distribution...............................................26

Section 34. [Reserved].       26

Section 35. Ratification of Agreement........................................27

Section 36. Counterparts.     27

Section 37. GOVERNING LAW.    27

Section 38. The Trustee.      27

Section 39. Instructions in Writing..........................................27


EXHIBITS

Exhibit A:........         Form of Note
Exhibit B:........         [Reserved]
Exhibit C:........         Form of Monthly Noteholder's Statement
Exhibit D:........         Form of Purchaser's Certification
Exhibit E:........         Form of Seller's Certification
Exhibit F:........         Form of Commitment Transfer Supplement

SCHEDULES

Schedule 1........         Schedule of Purchasers' Commitments

         SERIES 1997-1 SUPPLEMENTAL INDENTURE, dated as of October 14, 1997 (this "Supplement") among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor, AMERICAN FINANCE GROUP, INC., a Delaware corporation, as Servicer, FIRST UNION CAPITAL MARKETS CORP., a North Carolina corporation and BANKERS TRUST COMPANY, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee") under the AFG Master Trust Pooling and Servicing Agreement and Indenture of Trust dated as of July 1, 1995 among the Transferor, the Servicer, and the Trustee and Collateral Trustee (as amended, supplemented or otherwise modified from time to time, the "Agreement").

         Section 6.12 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Transferor to the Trustee for execution and authentication of one or more Series of Notes.

         Pursuant to this Supplement, the Transferor shall create a new Series of Notes and shall specify the principal terms thereof.

         Section 1.        Designation.

         There is hereby created a Series of Notes to be issued pursuant to the Agreement and this Supplement to be known as the "Series 1997-1 Notes". Series 1997-1 shall be a Variable Funding Series. The Series 1997-1 Notes shall be issued in definitive form.

         Section 2.        Definitions.

         In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are used herein as defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1997-1 Notes and no other Series of Notes issued by the Trust.

Accelerated Funding Requirement: Shall mean, on any Distribution Date after an Accelerated Payment Event has occurred, the Principal Amount, after giving effect to the application of any amounts allocated under the Target Repayment Amount.

Accelerated Payment Date: Shall mean the date on which an Accelerated Payment Event is deemed to occur pursuant to Section 15(a) of this Supplement.

Accelerated Payment Event: Shall have the meaning set forth in Section 15(a) of this Supplement.

Adjusted Principal Amount: Shall mean, on any date of determination, the excess of the Principal Amount over the Distribution Account Balance at the end of such date of determination.

Aggregate Commitment Amount: Shall mean, as of any date, the sum of the Commitments of all Purchasers on such date.

Amortization Period: The period from but excluding the last day of the Revolving Period through the day on which the Principal Amount of the Series 1997-1 Notes, all accrued Series 1997-1 Note Interest and all other amounts owed to the Series 1997-1 Noteholders are indefeasably paid in full.

Average Principal Amount: Shall mean for any period the sum of the Principal Amounts on each day of such period divided by the number of days in such period.

Change in Law:  Shall have the meaning specified Section 16(c) hereof.

Closing Date: Shall mean the date on which the Principal Amount is first increased to above zero.

Commitment: Shall mean, as to any Purchaser, its obligation to maintain and, subject to the conditions set forth in Section 7 hereof and the Note Purchase Agreement, increase its Principal Amount, in an aggregate amount not to exceed at any one time outstanding the amount set forth in the Note Purchase Agreement; collectively, as to all such Purchasers, the "Commitments".

Commitment Percentage: Shall mean, as to any Purchaser and as of any date, the percentage equivalent of a fraction, the numerator of which is such Purchaser's Commitment as set forth on Schedule 1 and the denominator of which is the Aggregate Commitment Amount as of such date.

Deal Agent: First Union Capital Markets Corp., in its capacity as deal agent under the Note Purchase Agreement.

Decrease:  Shall have the meaning assigned in Section 8 hereof.

Distribution Account:  Shall have the meaning specified in Section 4.2B.

Distribution Account Balance: Shall mean, on any date of determination, the amount on deposit in the Distribution Account on such date (excluding investment income for the Monthly Period which includes such date of determination and amounts designated to pay Series 1997-1 Note Interest).

Effective Date:  Shall have the meaning specified in Section 17 hereof.

Facility Amount:  $125,000,000.

Facility Fee:  Has the meaning given to such term in the Fee Letter.

Fee Letter: The fee letter agreement between the Transferor, the Servicer, the Deal Agent and First Union, as liquidity agent, dated October 14, 1997, as amended, modified or supplemented from time to time.

First Union: First Union National Bank, with its principal office in Charlotte, North Carolina, and its successors and assigns.

Increase:  Shall have the meaning assigned in Section 7(a) hereof.

Increase Amount:  Shall have the meaning assigned in Section 7(a) hereof.

Increase Date:  Shall have the meaning assigned in Section 7(a) hereof.

Increased  Costs:  Shall mean any amounts  owing to the  Purchasers  pursuant to
Section 16(b) hereof.

Initial Principal Amount:  Shall mean $72,133,000.

Monthly Sale Date: Shall mean (i) each Distribution Date and (ii) the last Business Day of each month.

Noteholder:  Shall mean the holder of record of any Series 1997-1 Note.

Notes:  Shall mean the Series 1997-1 Notes issued pursuant to this Supplement.

Note Purchase Agreement: Shall mean the Note Purchase Agreement, dated as of August __, 1997, among the Transferor, the Servicer, VFCC, certain investors named therein, First Union, as liquidity agent and the Deal Agent, as amended from time to time and relating to the Series 1997-1 Notes.

Notes:  Shall have the meaning assigned in the preamble.

Optional Series 1997-1 Pay Down Amount: Shall mean on a Distribution Date, the amount designated by the Servicer and available pursuant to Section 4.3(g)(i) in respect of such Distribution Date.

Paired Series: Shall mean any series of Notes that is paired with Series 1997-1 in the related Supplement.

Pay Out Commencement Date: Shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1997-1 Pay Out Event is deemed to occur pursuant to this Supplement.

Principal Amount: Shall mean, with respect to the Series 1997-1 Notes and as of any date, an amount equal to (a) the Initial Principal Amount plus (b) all Increase Amounts pursuant to Section 7 minus (c) the amount of any distributions made pursuant to Section 8 and all distributions made in reduction of the Principal Amount pursuant to Section 5.lA prior to such date of determination.

Program Agreements:  Shall have the meaning specified in Section 17(a) hereof.

Program Fee:  Has the meaning given to such term in the Fee Letter.

Purchaser:  Shall mean each purchaser of the Series 1997-1 Notes.

Rating Agencies: Shall mean, collectively, each nationally recognized statistical rating agency which, at the request of the Transferor or the Servicer, has assigned a rating to one or more classes of the Series 1997-1 Notes; provided that so long as no such agency is currently rating a particular Class of Series 1997-1, the requirement to satisfy the Rating Agency Condition with respect to such Class shall be deemed to be a requirement to obtain the consent of the Required Purchasers of such Class.

Record Date: Shall mean, with respect to any Distribution Date, the close of business on the last Business Day of the preceding month.

Register: Shall mean a register maintained by the Deal Agent for recording (i) transfers of interests in the Series 1997-1 Notes, and (ii) the date, type, and amount of each Increase or Decrease made pursuant to this Supplement and the date and amount of each payment or prepayment of principal thereof.

Required Purchasers: Shall mean, on any day, Purchasers having, in the aggregate, Voting Percentages of at least 66-2/3%.

Revolving Noteholders' Interest: Shall have the meaning specified in Section 3 hereof.

Revolving Period: Shall mean the period from and including the Closing Date to and including the earliest of (i) the latest Distribution Date that falls within 364 days after the Closing Date, (ii) the Pay Out Commencement Date and (iii) the Accelerated Payment Date.

Scheduled Series 1997-1 Termination Date: Shall mean the Distribution Date which occurs 12 months after the last Scheduled Payment under any Included Lease in the Amortizing Pool related to Series 1997-1.

Series Accounts: Shall mean the Distribution Account with respect to Series 1997-1.

Series Available Amount: Shall mean on any Distribution Date the amount allocable to Series 1997-1 in accordance with Section 4.3(e) or (f) and Section 4.3(g) or (h) of the Agreement, as the case may be.

Series Asset Base: Shall mean, on any date of determination, the Series Percentage of the Asset Base on such date.

Series Percentage:  Shall mean, on any date of determination:

         (a) prior to a Pay Out Event, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Principal Amount on the preceding Business Day and the denominator of which shall be the Aggregate Adjusted Principal Amount on such day;

         (b) after a Pay Out Event, the percentage equivalent of a fraction the numerator of which shall be the Adjusted Principal Amount as of the end of the day on the last day of the Revolving Period and the denominator of which shall be the Aggregate Adjusted Principal Amount on such day.

Series 1997-1: Shall mean the Series of the AFG Master Trust represented by the Series 1997-1 Notes.

Series 1997-1 Note Interest:  Shall have the meaning specified in Section 4.4A
(a)(i).

Series 1997-1 Pay Out Event: Shall have the meaning prescribed in Section 15(b) of this Supplement.

Series Termination Date: Shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1997-1 Notes are repaid in full, or
(ii) the Scheduled Series 1997-1 Termination Date.

Target Repayment Percentage:  Shall mean 100%.

Taxes:  Shall have the meaning specified in Section 16(d) hereof.

Unpaid Series 1997-1 Note Interest: Shall have the meaning specified in Section 11(a) hereof.

VFCC: Variable Funding Capital Corporation, a Delaware corporation, and its successors and assigns.

VFCC's Cost of Funds: Shall have the meaning specified in the Note Purchase Agreement.

Voting Percentage: Shall mean with respect to any Purchaser, during the Revolving Period, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Commitment and the denominator of which equals the Aggregate Commitment Amount and thereafter, the percentage equivalent of a fraction the numerator of which equals such Purchaser's Principal Amount and the denominator of which equals the Principal Amount.

Working Day: Shall mean any Business Day on which dealings in foreign currencies and exchanges between banks may be carried on in London, England.

         Section 3.        The Notes.

         (a) The Series 1997-1 Notes shall represent indebtedness secured by the Trust Assets and an obligation to pay the Noteholders' Note Interest and Note Principal out of the Trust Assets, consisting of the right of the Noteholders to receive (i) the applicable share of Collections and (ii) all other funds on deposit in the Collection Account allocable to the holders of the Series 1997-1 Notes and (iii) all funds on deposit in the Distribution Account (the "Revolving Noteholders' Interest"). The Transferor Interest and any other Series of Notes outstanding shall represent the interest in the remainder of the Trust Assets not allocated pursuant hereto to the Revolving Noteholders' Interest.

         (b) The Series 1997-1 Notes shall be issued, substantially in the form of Exhibit A, and shall, upon issue, be executed by the Trust and delivered to the Trustee for authentication and redelivery as provided in Section 6 hereof and Section 6.3 of the Agreement.

         (c) The Series 1997-1 Notes have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"). By accepting its Note, each Purchaser shall be deemed to acknowledge that it is purchasing the Notes for investment purposes and is not acquiring the Notes with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

         (d) The Purchaser of the Series 1997-1 Notes is authorized to endorse on the schedules annexed thereto and made a part thereof or on a continuation thereof which shall be attached thereto and made a part thereof the date, type, and amount of each Increase or Decrease made pursuant to this Supplement and the date and amount of each payment or prepayment of principal thereof.

         (e) The Deal Agent shall maintain the Register and a subaccount therein for each Noteholder, in which shall be recorded the date, type, and amount of each Increase or Decrease made pursuant to this Supplement and the date and amount of each payment or prepayment of principal thereof.

         (f) The entries made in the Register and the endorsements made by each Noteholder on the schedules attached to each Series 1997-1 Note maintained pursuant to subsection 3(c) hereof shall, to the extent permitted by applicable law, be prima facie evidence of the (A) existence and amounts of the obligations of the Trust therein recorded; provided, however, that the failure of any Noteholder or the Deal Agent to maintain the Register or any such schedule, or any error therein, shall not in any manner affect the obligation of the Trust to repay (with applicable interest) the Commitments made to such Trust by such Noteholder in accordance with the terms of this Supplement.
         Section 4.        [Reserved].

         Section 5.        [Reserved]

         Section 6.        Delivery.

         (a) On the Closing Date, the Trust shall execute and the Trustee shall duly authenticate Series 1997-1 Notes in an aggregate denomination equal to the Initial Principal Amount.

         (b)  The  Trustee   shall   deliver  the  Series   1997-1   Notes  when
authenticated in accordance with Section 6.2 of the Agreement.

         Section 7.        Procedure for Increasing the Principal Amount.

         (a) Subject to subsection 7(b) hereof, on any Monthly Sale Date during the Revolving Period, the Principal Amount may be increased by increasing each Purchaser's pro rata share of the Principal Amount (an "Increase"), up to an amount not exceeding each Purchaser's Commitment upon the request of the Servicer, on behalf of the Trust, (each date on which an increase in the Principal Amount occurs hereunder being herein referred to as the "Increase Date"); provided that the Servicer shall have given the Deal Agent irrevocable written notice (effective upon receipt) of such request as provided in the Note Purchase Agreement. Such notice shall state the Increase Date, the proposed amount of such Increase (the "Increase Amount"), and otherwise conform to the requirements of the Note Purchase Agreement.

         (b) The Purchasers shall be obligated to make an Increase only on the terms set forth in the Note Purchase Agreement and the Purchasers shall not be obligated to increase their respective Principal Amounts on any Increase Date hereunder if:

                  (i)      the related Increase Amount is less than $250,000;

                  (ii) after giving effect to the Increase, the Principal Amount of any Purchaser would exceed its Commitment (determined as of the date the notice of such Increase is given);

                  (iii) a Pay Out Event or an event which, with the passage of time or the giving of notice, or both, would be a Pay Out Event, has occurred;

                  (iv) an Accelerated Payment Event, or an event which, with the passage of time or the giving of notice, would be an Accelerated Payment Event, has occurred and is continuing; and

                  (v) the representations and warranties set forth in the Agreement, this Supplement and the Asset Purchase Agreement are not true and correct in all material respects on the Increase Date.

         Section 8.        Procedure for Decreasing the Principal Amount.

         On any one or more Monthly Sale Dates during the Revolving Period, upon request of the Servicer on behalf of the Trust, the Aggregate Principal Amount may be reduced (a "Decrease") by (A)(i) a deposit by the Transferor to the Distribution Account of the amount of such reduction or (ii) the allocation to the Distribution Account of any amounts available pursuant to Section 4.3(g) of the Agreement or (iii) any combination of (i) and (ii). The Servicer shall give the Deal Agent written notice (effective upon receipt) prior to 12:00 Noon (New York City time) three Business Days prior to the date of any Decrease stating the amount of such Decrease; provided that each such Decrease shall be in an amount equal to or greater than $250,000.

         Section 9.        [Reserved].

         Section 10.       [Reserved].

         Section 11.       Interest.

         (a) Interest shall accrue in respect of each day in each Accrual Period for the Series 1997-1 Notes at a rate equal to VFCC's Cost of Funds applicable to such day. Interest accrued during each Accrual Period on the Series 1997-1 Notes shall be payable on the Distribution Date immediately following the last day of such Accrual Period. If any interest that accrues on the Series 1997-1 Notes during an Accrual Period is not paid on the related Distribution Date in accordance with the preceding sentence ("Unpaid Series 1997-1 Note Interest"), such Unpaid Series 1997-1 Note Interest shall be payable on the immediately following Distribution Date, plus interest thereon for the additional Accrual Period calculated at VFCC's Cost of Funds.

         (b) Calculations of per annum rates and fees under this Supplement shall be made on the basis of a 360-day year for actual days elapsed. Each determination of VFCC's Cost of Funds hereunder and under the Note Purchase Agreement by the Deal Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error. Any change in interest payable hereunder resulting from a change in any of the interest rates upon which VFCC's Cost of Funds is based shall become effective as of the opening of business on the day on which such change is announced.

         Section 12.       Indemnification by Transferor.

         The Transferor hereby agrees to pay, and to indemnify and hold harmless, the Deal Agent, each Purchaser, the Trustee and the Collateral Trustee and each officer, director, employee and agent thereof from (a) all claims, disputes, damages, penalties and losses arising from the entering into or management of Leases or the acquisition, management or operation of the related Equipment (including any product warranty-related claims, but excluding losses arising out of a lessee's failure to make timely lease payments or other credit losses) or the transactions contemplated by this Supplement or the subject matter thereof, (b) any taxes which may at any time be asserted in respect of this transaction or the subject matter thereof (including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes, but not including taxes imposed upon the Deal Agent, any such Purchaser, the Trustee or the Collateral Trustee with respect to its income arising out of this transaction and imposed in any jurisdiction) and (c) costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Transferor or the Servicer hereunder or imposed against the Deal Agent, any Purchaser, the Trustee, the Collateral Trustee or any officer, director, employee or agent thereof, or the Transferor, the property involved or otherwise (regardless of whether the Deal Agent, the Trustee, any Purchaser, or any officer, employee or director thereof is a party thereto); provided, however, that the Transferor shall not be liable to or indemnify or hold harmless the Deal Agent, each Purchaser, the Trustee or the Collateral Trustee and each officer, director and employee or agent thereof as to any claims, disputes, damages, penalties and losses suffered or sustained by reason of gross negligence or willful misconduct on the part of the Deal Agent, each Purchaser, the Trustee or the Collateral Trustee, as the case may be, or any of their respective officers, directors, employees or agents.

         Section 13.       Article IV of Agreement.

         Sections 4.1 through 4.5, inclusive, of the Agreement shall read in their entirety as provided in the Agreement and Sections 4.2B and Section 4.4A shall read in their entirety as provided in this Series 1997-1 Supplement to the Agreement. The remainder of Article IV of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Notes:


                                   ARTICLE IV

                            RIGHTS OF NOTEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.2B      The Series 1997-1 Distribution Account.

         The Servicer, for the benefit of the Series 1997-1 Noteholders, shall cause to be established and maintained in the name of the Collateral Trustee, on behalf of the Trust, with an office or branch of a Qualified Institution a segregated demand deposit account maintained in the corporate trust department of such Qualified Institution, and held in trust by such Qualified Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1997-1 Noteholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account. Funds on deposit in the Distribution Account shall at all times be invested by the Collateral Trustee, at the written direction of the Servicer, in Permitted Investments. Any such investments shall mature and such funds shall be available for withdrawal on the Transfer Date preceding the Distribution Date on which such funds are to be distributed hereunder; provided, however, that any Permitted Investment in short-term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date.

         Section 4.4A      Allocations.

         (a) Allocations During the Revolving Period. On each Determination Date during the Revolving Period, the Servicer shall instruct the Collateral Trustee to deposit, and on the succeeding Distribution Date, the Collateral Trustee, acting in accordance with such instructions, shall deposit to the Distribution Account, the amounts required to be deposited pursuant to this Section in order to make the following payments from the Series Available Amount for the related Distribution Date (in each case, such deposit or payment to be made only to the extent funds remain available therefor after all prior payments and deposits for such Distribution Date have been made), in the following order of priority:

                  (i) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to interest accrued in respect of the Series 1997-1 Notes in accordance with the provisions of Section 11 hereof ("Series 1997-1 Note Interest") for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made, plus interest on any such amounts calculated at VFCC's Cost of Funds;

                  (ii) pay to the Deal Agent, the Facility Fee and the Program Fee for the preceding Accrual Period, together with any amounts in respect of such fees that were due in respect of prior Accrual Periods that remain unpaid;

                  (iii) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to the Optional Series 1997-1 Pay Down Amount for such Distribution Date;

                  (iv) pay to each Hedging Counterparty any Hedge Termination Payments;

                  (v) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Series 1997-1 Notes accrued during the Accrual Period ending on such Distribution Date;

                  (vi) pay to the appropriate parties an amount equal to any amounts then due and payable in respect of other fees and expenses owing thereto in respect of Series 1997-1; and

                  (vii) allocate any remaining Series Available Amount to the Excess Funding Account.

         (b) Allocations During the Amortization Period and Prior to the Pay Out Commencement Date or Accelerated Payment Date. On each Determination Date during the Amortization Period and prior to the Pay Out Commencement Date or the Accelerated Payment Date, the Servicer shall instruct the Trustee to deposit, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall deposit to the Distribution Account, the amounts required to be deposited pursuant to this Section in order to make the following payments from the Series Available Amount for the related Distribution Date (in each case, such deposit or payment to be made only to the extent funds remain available therefor after all prior payments and deposits for such Distribution Date have been made), in the following order of priority:

                  (i) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to accrued in respect of the Series 1997-1 Notes for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made, plus interest on any such amounts calculated at VFCC's Cost of Funds;

                  (ii) pay to the Deal Agent, the Facility Fee and the Program Fee for the preceding Accrual Period, together with any amounts in respect of such fees that were due in respect of prior Accrual Periods that remain unpaid;

                  (iii) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to the Percentage of the Target Repayment Amount for Series 1997-1 for such Distribution Date, together with any such amounts that were due on prior Distribution Dates for which no deposit was previously made;

                  (iv) pay to each Hedging Counterparty any Hedge Termination Payments;

                  (v) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Series 1997-1 Notes accrued during the Accrual Period ending on such Distribution Date;

                  (vi) pay to the appropriate parties an amount equal to any amounts then due and payable in respect of other fees and expenses owing thereto in respect of Series 1997-1; and

                  (vii) allocate any remaining Series Available Amount to the Excess Funding Account.

         (c) Allocations After Pay Out Commencement Date or Accelerated Payment Date. On each Determination Date occurring after the Pay Out Commencement Date or the Accelerated Payment Date, the Servicer shall instruct the Trustee to deposit, and on the succeeding Distribution Date the Trustee acting in accordance with such instructions shall deposit to the Distribution Account, the amounts required to be deposited pursuant to this Section in order to make the following payments from the Series Available Amount for the related Distribution Date (in each case, such deposit or payment to be made only to the extent funds remain available therefor after all prior payments and deposits for such Distribution Date have been made), in the following order of priority:

                  (i) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to Series 1997-1 Note Interest accrued in respect of the Series 1997-1 Notes for the Accrual Period ending on such Distribution Date, together with any such amounts that accrued in respect of prior Accrual Periods for which no allocation was previously made, plus interest on any such amounts calculated at VFCC's Cost of Funds;

                  (ii) pay to the Deal Agent, the Facility Fee and the Program Fee for the preceding Accrual Period, together with any amounts in respect of such fees that were due in respect of prior Accrual Periods that remain unpaid;

                  (iii) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to the remaining Aggregate Principal Amount;

                  (iv) pay to each Hedging Counterparty any Hedge Termination Payments;

                  (v) allocate to the Distribution Account for the benefit of the Noteholders an amount equal to any amounts then due and payable in respect of Increased Costs in respect of the Series 1997-1 Notes accrued during the Accrual Period ending on such Distribution Date;

                  (vi) pay to the appropriate parties an amount equal to any amounts then due and payable in respect of other fees and expenses owing thereto in respect of Series 1997-1; and

                  (vii) allocate any remaining Series Available Amount to the Excess Funding Account.

         Section 14.       Article V of the Agreement.

         Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Notes:

                                    ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                                   NOTEHOLDERS

         Section 5.lA      Distributions.

                  On each Distribution Date, the Paying Agent shall distribute, in immediately available funds, to the Deal Agent, at the account specified pursuant to the Note Purchase Agreement on behalf of the Purchasers (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 5.2A(a) of amounts on deposit in the Distribution Account as are payable with respect to the Series 1997-1 Notes pursuant to Section 4.4A on such Distribution Date.

         Section 5.2A       Noteholders' Statements.

         (a) Monthly Noteholders, Statement. On or before each Distribution Date, the Paying Agent shall forward to the Deal Agent a statement substantially in the form of Exhibit C to this Supplement prepared by the Servicer setting forth among other things the following information with respect to such Distribution Date (which, in the case of subclauses (i), (ii), (iii) and (v) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 1997-1 Note):

                  (i)      the total amount distributed;

                  (ii) the amount of such distribution allocable to Note Principal;

                  (iii) the amount of such distribution allocable to Series 1997-1 Note Interest;

                  (iv) the Aggregate Commitment Amount, the Principal Amount and the Average Principal Amount; and

                  (v) the Adjusted Principal Amount, the Series Asset Base, the Aggregate Adjusted Principal Amount, the Asset Base, the Discounted Lease Balances of Included Leases that were classified as Delinquent Leases during each of the three preceding Monthly Periods, the Aggregate Pool Balance on the last day of the three preceding Monthly Periods and the Discounted Lease Balances of Included Leases that became Defaulted Leases during each of the three preceding Monthly Periods.

         (b) Annual Noteholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 1998, the Paying Agent shall distribute on behalf of the Transferor, to the Deal Agent for delivery to each Person who at any time during the preceding calendar year was a Series 1997-1 Noteholder, a statement prepared by the Servicer and delivered to the Trustee on or before January 31 of each calendar year containing the information required to be contained in the regular monthly report to Series 1997-1 Noteholders, as set forth in subclauses (i), (ii), (iii) and (iv) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Noteholder, together with such other customary information (consistent with the treatment of the Series 1997-1 Notes as debt) as the Servicer deems necessary or desirable to enable the Series 1997-1 Noteholders to prepare their tax returns consistent with the treatment of the Series 1997-1 Notes as debt instruments. Such obligations of the Transferor and the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code of 1986, as amended (the "Code") as from time to time in effect.

         (c) Monthly Statement. With respect to each Distribution Date and the related Monthly Period, the Servicer shall provide to the Deal Agent a copy of the Monthly Statement.

         Section 15.       Accelerated Payment Events; Series 1997-1 Pay Out
                           Events.

         (a) Accelerated Payment Events. If any one of the following events shall occur with respect to the Series 1997-1 Notes:

                  (i) for any two (2) consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the Adjusted Principal Amount on such dates shall exceed the Series Asset Base on such date; or

                  (ii) for any two (2) consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the Aggregate Adjusted Principal Amount on such dates shall exceed the Asset Base on such date; or

                  (iii) on any Distribution Date after giving effect to all transactions and distributions to occur hereunder on such date, the aggregate Discounted Lease Balances shall be less than $20,000,000; or

                  (iv) for any two (2) consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the average of the Discounted Lease Balances of Included Leases that were classified as Delinquent Leases on the last day of each of the three preceding Monthly Periods exceeds 5% of the average Aggregate Pool Balance on the last day of such three preceding Monthly Periods; or

                  (v) for any two (2) consecutive Distribution Dates after giving effect to all transactions and distributions to occur hereunder on such dates, the Discounted Lease Balances of Included Leases that became Defaulted Leases during the three preceding Monthly Periods exceeds 4% of the average Aggregate Pool Balance on the last day of such three preceding Monthly Periods; or

                  (vi) for any two (2) consecutive Distribution Dates, Series 1997-1 Note Interest shall not have been paid with respect to the Series 1997-1 Notes; or

                  (vii) an Accelerated Payment Event, as defined in the related Supplement, has occurred with respect to any other Series;

then, and in any such event after the applicable grace period set forth in such subparagraphs, an accelerated payment event (an "Accelerated Payment Event") shall occur as of the date of such notice.

         (b) Series 1997-1 Pay Out Events. If the following event shall occur with respect to the Series 1997-1 Notes:

                  (i) for any six (6) Distribution Dates, Series 1997-1 Note Interest shall not have been paid with respect to the Series 1997-1 Notes;

then, and in any such event after the applicable grace period set forth in such subparagraphs, an event of default (a "Series 1997-1 Pay Out Event") shall occur as of the date of such notice.

         Section 16.       Funding Costs.

         (a) Breakage. The Transferor agrees to indemnify each Purchaser and to hold each Purchaser harmless from any loss or expense arising from interest or fees payable by such Purchaser to lenders of funds obtained by it to purchase or maintain that portion of its Commitment hereunder with respect to which VFCC's Cost of Funds is determined by reference to the CP Rate (as defined in the Note Purchase Agreement) or the LIBOR Rate (as defined in the Note Purchase Agreement) as a consequence of (i) default by the Transferor in the performance of its obligations hereunder or under the Agreement, (ii) the occurrence of a Servicer Default or an event which would, with the giving of notice or the passage of time, constitute a Servicer Default, (iii) default by the Transferor in effecting an increase in the Aggregate Principal Amount on an Increase Date after having given notice of such Increase, or (iv) any prepayment of the Principal Amount prior to the termination of the applicable Tranche Period. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Purchaser to the Servicer shall show the additional amounts payable in reasonable detail and shall be conclusive absent manifest error.

         (b) Increased Costs. If any law, treaty or governmental regulation, or any change therein or in the interpretation or application thereof or compliance by any Purchaser with any request or directive (whether or not having the force of law) from any central bank or United States government (or any state or political subdivision thereof) or any entity exercising executive, legislative, regulatory or administrative functions of or pertaining to such government:

                  (i) does or shall subject any Purchaser to any tax of any kind whatsoever with respect to this Supplement or such Purchaser's Commitment hereunder, or change the basis of taxation of payments to any Purchaser in respect of such Purchaser's portion of the amounts payable hereunder (except for changes in the rate of tax on the overall net income of such Purchaser imposed in the United States of America;

                  (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirements against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of any Purchaser except as provided in clause (iii) below; or

                  (iii)  does or shall  impose,  modify or hold  applicable  any reserves against "Eurocurrency liabilities" (including, without limitation, basic, supplemental, marginal or emergency reserves) under Regulation D of the Board of Governors of The Federal Reserve System (or so long as such Purchaser may be required by such Board of Governors or by any other Governmental Authority in the United States having jurisdiction with respect thereto to maintain reserves (including, without limitation, basic, supplemental, marginal or emergency reserves) with respect to eurocurrency funding) in excess of the amount thereof on the Closing Date; or

                  (iv)  does  or  shall  impose  on  any   Purchaser  any  other
         condition;

and the result of any of the foregoing is to increase the cost to such Purchaser of purchasing or maintaining its portion of the Purchasers' Commitment by an amount which such Purchaser deems to be material or to reduce the amount of any payment by an amount which such Purchaser deems to be material, then, in any such case, such Purchaser shall notify the Deal Agent, who will in turn notify the Servicer and the Transferor, of such Increased Costs and the event giving rise to such Increased Costs.

         (c) Changes in Capital Requirements. In the event that any Purchaser shall have determined that any Requirement of Law regarding capital adequacy or interpretation or application thereof or compliance by such Purchaser with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority (a "Change in Law") does or shall have the effect of reducing the rate of return on such Purchaser's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Purchaser or such corporation could have achieved but for such change or compliance (taking into consideration such Purchaser's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Purchaser to be material, then from time to time, after submission by such Purchaser to the Transferor (with a copy to the Deal Agent) of a written request therefor, the Transferor shall indemnify such Purchaser such additional amount or amounts as will compensate such for such reduction.

         (d)      Taxes on Payments

                  (i) All payments made under this Supplement shall be made free and clear of, and without reduction for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Deal Agent and each Purchaser, income and franchise taxes imposed on the Deal Agent or such Purchaser (other than such income and franchise taxes imposed by a jurisdiction other than the United States or a subdivision thereof solely by reason of the location of the Equipment in such jurisdiction) (such non-excluded taxes being called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Deal Agent or any Purchaser hereunder, the amounts so payable to the Deal Agent or such Purchaser shall be increased to the extent necessary to yield to the Deal Agent or such Purchaser (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Supplement. Whenever any Taxes are payable by the Transferor, as promptly as possible thereafter, the Transferor shall send to the Deal Agent for its own account or for the account of such Purchaser, as the case may be, a certified copy of an original official receipt showing payment thereof. If the Transferor fails to remit to the Deal Agent the required receipts or other required documentary evidence, the Transferor shall indemnify the Deal Agent and the Purchasers for any incremental taxes, interest or penalties that may become payable by the Deal Agent or any Purchaser as a result of any such failure.

                  (ii) Each Purchaser agrees that prior to the Closing Date (or if such Purchaser is not an Initial Purchaser, prior to or at the time such Purchaser becomes a "Purchaser" hereunder) it will deliver to the Transferor and the Deal Agent (A) either (1) a statement that it is incorporated under the laws of the United States of America or a state thereof or, (2) if its not so incorporated, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Purchaser is entitled to receive payments under this Supplement in respect of its interest in the Series 1997-1 Notes purchased hereunder, without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each such Purchaser which delivers to the Transferor and the Deal Agent any such Form 1001 or 4224 and Form W-8 or W-9 further undertakes to deliver to the Transferor and the Deal Agent two further copies of Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Transferor and the Deal Agent and such extensions or renewals thereof as may reasonably be requested by the Transferor, certifying in the case of a Form 1001 or 4224 that such Purchaser is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Purchaser from duly completing and delivering any such form with respect to it and such Purchaser advises the Transferor that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

                  (iii) The agreements in this Section 16(d) shall survive the termination of this Supplement and the payment of all amounts payable hereunder.

                  (iv) No increased amount on account of Taxes shall be payable pursuant to this Section 16(d) to any Purchaser to the extent such Taxes would not have been payable if such Purchaser had furnished a form (properly and accurately completed in all material respects) which it was otherwise required to furnish in accordance with clause (ii) of this Section 16(d).

                  (v) Each Purchaser shall furnish the Deal Agent, and the Deal Agent shall furnish the Transferor (to the extent received from the Purchasers), with information necessary to enable the Transferor to comply with United States federal income tax information reporting requirements regarding payments of interest received by Purchasers under this Supplement.

         (e) Notwithstanding anything to the contrary set forth in this Section 16, the payment to the Purchasers for any amounts payable under this Section 16, including Increased Costs, shall be limited to amounts available pursuant to
Section 4.4A and the Purchasers shall have no other recourse to the assets of the Transferor, the Servicer, the Trust, the Trustee or the Collateral Trustee.

         Section 17.       Conditions Precedent to Effectiveness of Supplement.

         This Supplement will become effective on the date (the "Effective Date") on which the following conditions precedent have been satisfied:

         (a) Documents. The Deal Agent shall have received an original executed copy for each Purchaser, each executed and delivered in form and substance satisfactory to the Deal Agent, of (i) the Agreement executed by a duly authorized officer of each of the Transferor, the Servicer and the Trustee and
(ii) this Supplement executed by a duly authorized officer of each of the Transferor, the Servicer, the Trustee and the Purchasers. Each of the Agreement, the Asset Purchase Agreement, the Note Purchase Agreement and this Supplement (collectively, the "Program Agreements") shall be in full force and effect.

         (b) Corporate Proceedings of the Transferor and Servicer. The Deal Agent shall have received, with a counterpart for each Purchaser, a copy of the resolutions in form and substance reasonably satisfactory to the Deal Agent, of the Board of Directors of each of the Transferor and of the Servicer authorizing the execution, delivery and performance of each of the Program Agreements, certified by the Secretary or an Assistant Secretary of the Transferor or the Servicer, as the case may be, as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Series 1997-1 Notes and the other Program Agreements and all other legal matters relating to such agreements and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Deal Agent.

         (c) Corporate Documents. The Deal Agent shall have received, with a counterpart for each Purchaser, true and complete copies of the certificate of incorporation and by-laws of the Transferor and of the Servicer, certified as of the date hereof as true, complete and correct copies thereof by the Secretary or an Assistant Secretary of the Transferor or the Servicer, as the case may be.

         (d) Good Standing Certificates. The Deal Agent shall have received, with a counterpart for each Purchaser, copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Transferor and the Servicer in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Transferor or the Servicer, as the case may be.
         (e) Consents, Licenses, Approvals, Etc. The Deal Agent shall have received, with a counterpart for each Purchaser, certificates dated the date hereof of the President, Vice Chairman, Chief Financial Officer or any Vice President of the Transferor and of the Servicer either (i) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by the Transferor or the Servicer, as the case may be, of this Supplement and the validity and enforceability against the Transferor and the Servicer of this Supplement and the Agreement, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents licenses or approvals are so required.

         (f) Filings, Registrations and Recordings. Any documents (including, without limitation, financing statements) required to be filed in order (i) to perfect the sale of the Original Leases and the related Equipment by each Originator to the Transferor pursuant to the Asset Purchase Agreement and (ii) to create, in favor of the Trustee on behalf of the Trust, a perfected first priority interest in the Trust Assets under the Agreement with respect to which an interest may be perfected by a filing under the UCC and which shall, in each case, have been properly filed in each office in each jurisdiction listed in the Agreement or the Asset Purchase Agreement, as the case may be, and such filings are the only ones required in order to perfect the sale of the Original Leases and the related Equipment to the Transferor under the Asset Purchase Agreement and the transfer of such assets to the Trust, under the Agreement, as the case may be, in the jurisdictions listed therein. The Deal Agent shall have received evidence reasonably satisfactory to it of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

         (g) Lien Searches. The Deal Agent shall have received the results of a recent search by a Person satisfactory to the Deal Agent, of UCC and other filings with respect to the Transferor, each Originator and such other parties as it deems necessary.

         (h) Legal Opinions. The Deal Agent shall have received, with a counterpart for each Purchaser, (i) a legal opinion of internal counsel to the Transferor and the Servicer, dated the date hereof, addressing other customary matters in form and substance satisfactory to the Deal Agent; and (ii) a legal opinion of , counsel to the Trustee, dated the date hereof in form and substance satisfactory to the Deal Agent. Each such legal opinion shall be addressed the Deal Agent, as agent for the Purchasers under the Note Purchase Agreement; and the opinion referred to in subclause (i) above shall also be addressed to the Trustee, in its capacity as trustee hereunder and under the Agreement.

         (i) Certificates. The Deal Agent shall have received certificates of each of the Transferor and the Servicer, dated the Closing Date, of any two of the Chairman of the Board, the President, any Vice President, the chief financial officer and the Treasurer of the Transferor or the Servicer, as the case may be, stating that (i) the representations and warranties of the Transferor or the Servicer, as the case may be, contained in the Program Agreements, are true and correct on and as of the Closing Date, (ii) the Transferor or the Servicer, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under such agreements at or prior to the Closing Date, (iii) the absence of any Pay Out Event on the Closing Date or the occurrence of any event that, with the passage of time, could be a Pay Out Event and (iv) since June 30, 1997, there has been no material adverse change in the financial position of the Transferor or the Servicer, as the case may be, or the Trust or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations. business or prospects of the Transferor or the Servicer, as the case may be, or the Trust except as described therein. Any officer making such certification may rely upon his or her knowledge as to the proceedings pending or threatened.

         (j) Series Accounts. The Deal Agent shall have received evidence satisfactory to it that the Series Accounts shall have been established.

         (k) Fees and Expenses. All fees and expenses to be paid on the Closing Date shall have been received by the appropriate Persons, provided that the Servicer shall have received an invoice setting forth such fees and expenses in reasonable detail.

         (n) Cancellation of Series 1995-1 Notes. All amounts due with respect to the Series 1995-1 Notes shall have been paid in full and such Series 1995-1 Notes, Classes A and B, shall have been canceled by the Trustee and such cancellation has been confirmed in writing to the Deal Agent.

                        Section  18   Representation   and   Warranties  of  the
Transferor and the Servicer.

         The Transferor and Servicer severally represent and warrant as follows:

                  (i) Each of the representations and warranties included in the Program Agreements shall be true and correct in all material respects as of the Closing Date.

                  (ii) Each of Transferor and the Servicer has the power and authority to execute and deliver this Supplement, the Agreement and the Series 1997-1 Notes and to perform their respective obligations hereunder and thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Supplement, the Agreement and the Series 1997-1 Notes and the consummation of the transactions contemplated by this Supplement, the Agreement and the Series 1997-1 Notes have been duly and validly taken.

                  (iii) The Supplement constitutes the legal, valid and binding obligations of the Servicer and the Transferor, enforceable in accordance with its terms against each of them, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (iv) When authenticated by the Trustee in accordance with the Agreement and delivered and paid for pursuant to this Supplement, the Series 1997-1 Notes will be duly issued and entitled to the benefits afforded by the Agreement and the Supplement.

         (v) The execution, delivery and performance of this Supplement and the consummation by the Transferor and the Servicer of the transactions contemplated hereby shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with our without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Transferor or the Servicer, or any indenture, agreement or other instrument to which the Transferor or the Servicer is a party or by which it is bound, or violate and law or, to either the Transferor's or Servicer's knowledge, any order, rule or regulation applicable to such party of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such party or any of its properties; and no permit, consent, approval of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance of this Supplement or the consummation of the transactions contemplated hereby.

                  (vi) Neither the Transferor nor the Servicer (i) is in violation of its certificate of incorporation or by-laws, (ii) is in default, in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor or the Servicer is a party or by which the Transferor or the Servicer is bound or to which any of the Transferor's or the Servicer's property or assets is subject or (iii) is in violation in any respect of any law, order, rule or regulation applicable to the Transferor or the Servicer or any of the Transferor's or the servicer's property of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its property, except any violation or default that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Transferor or the Servicer.

                  (vii) Neither the Trust nor the Transferor is an "investment company" or under the "control" of an "investment company" within the meaning thereof as defined in the Investment Company Act of 1940, as amended.

                  (vii) Any taxes, fees and other governmental charges imposed upon the Transferor or the Servicer or on the assets of the Trust in connection with the execution, delivery and issuance by the Transferor or the Servicer of this Supplement, the Agreement, the Asset Purchase Agreement and the Series 1997-1 Notes and which are due at or prior to the Closing Date have been or will have been paid by the Transferor at or prior to the Closing Date.

                  (ix) Each of the Transferor and the Servicer possesses all material licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its respective properties or the conduct of its respective businesses, except where the failure to possess or make the same would not have, singularly or in the aggregate, a material adverse effect on its condition (financial or otherwise), results of operations, business or prospects.

         Section 19.       Covenants of the Transferor.

         The Transferor hereby agrees that:

                           (i) it shall observe each and every of its respective
                  covenants (both affirmative and negative) contained in the Agreement and this Supplement in all material respects;

                           (ii) it shall  not  amend,  supplement  or  otherwise
                  modify or terminate the Agreement, unless in strict compliance with the terms thereof; and

                           (iii) it shall not change in any material respect its
                  current policies, practices or guidelines relating to the extension of credit to Lessees or the terms or provisions of the Leases so as to adversely effect the general quality of the Included Leases without the prior written consent of the Required Purchasers.

         Section 20.       Covenants of the Servicer.

         The Servicer hereby agrees that:

                  (i) it shall  observe  each and every of its  covenants  (both
         affirmative   and  negative)   contained  in  the  Agreement  and  this
         Supplement in all material respects;

                  (ii) it shall not amend, supplement or otherwise modify or terminate the Agreement or this Supplement, unless in strict compliance with the terms thereof;

                  (iii) it shall give prior notice to the Deal Agent of the delegation of any of its servicing, collection, enforcement or administrative duties with respect to the Accounts and the Receivables;

                  (iv) it shall not change in any material respect its current policies, practices or guidelines relating to the extension of credit to Lessees or the terms or provisions of the Leases so as to adversely effect the general quality of the Included Leases without the prior written consent of the Required Purchasers;

                  (v) it shall provide to the Deal Agent, simultaneously with delivery to the Trustee, all reports, certificates, statements and other documents required to be delivered to the Trustee pursuant to the Agreement;

                  (vi) it shall provide at any time and from time to time to the Deal Agent access to documentation regarding the Included Leases, including the Lease Files, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours,
         (c) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer;

                  (vii) it shall provide notice to the Deal Agent of the appointment of a Successor Servicer pursuant to Section 10.2 of the Agreement or Section 31 of this Supplement; and

                  (viii) to the extent, if any, that the rating provided with respect to the Series 1997-1 Notes by a Rating Agency is conditioned upon the furnishing of documents or the taking of actions by the Servicer, to furnish such documents and take any such other actions.

         Section 21.       Covenants of the Trustee.

         The Trustee hereby agrees that it shall provide at any time and from time to time to the Deal Agent access to documentation regarding the Included Leases, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at offices designated by the Custodian or the Trustee.

         Section 22.       Obligations Unaffected.

         The obligations of the Transferor and the Servicer to the Deal Agent, the Trustee and the Purchasers under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Included Leases or the related Equipment or any sale of any of the Included Leases or the related Equipment.

         Section 23.       [Reserved].

         Section 24.       Payments.

         Each payment to be made hereunder shall be made on the required payment date in lawful money of the United States and in immediately available funds, for the account of the Purchasers at the office of the Deal Agent set forth from time to time in the Note Purchase Agreement.

         Section 25.        Costs and Expenses.

         The Transferor agrees to pay all out-of-pocket costs and expenses of the Trustee, the Deal Agent, First Union and VFCC (including, without limitation, in all of the following cases, reasonable fees and disbursements of counsel to such parties) in connection with (a) the preparation, execution, delivery, administration, waiver, amendment and modification of this Supplement, the Agreement and the Series 1997-1 Notes, and (b) the enforcement by the Purchasers of the obligations and liabilities of the Transferor and the Servicer under the Agreement, this Supplement or any related document.

         Section 26.       Amendments.

         (a) Notwithstanding the provisions of Section 13.1 of the Agreement, this Supplement may be modified, amended, waived, supplemented or terminated in writing by the Transferor, the Servicer, the Trustee, the Collateral Trustee and the Required Purchasers; provided that no such amendment or waiver shall, unless signed by all Purchasers, (i) reduce in any manner the amount of or delay the timing of distributions for the account of any Purchaser under any provision of this Supplement, (ii) subject any Purchaser to any additional obligation (including, without limitation, any change in the determination of any amount payable by any Purchaser), (iii) change the Aggregate Commitment Amount or the number of Purchasers which shall be required for any action under this subsection or any other provision of this Supplement or (iv) change the definition of or the manner of calculating the Required Purchasers, Principal Amount, Aggregate Principal Amount, Average Principal Amount or the Series Percentage.

         (b) This Supplement may be amended from time to time by the Servicer, the Transferor, the Trustee and the Collateral Trustee, without the consent of the Required Purchasers, (i) to cure any ambiguity, to revise any Exhibits or Schedules, to correct or supplement any provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of this Supplement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any of the Noteholders.

         (c) Any amendment hereof can be effected without the Deal Agent being a party thereto.

         (d) With respect to any amendments to, or consents or waivers sought under, the Pooling and Servicing Agreement and Indenture of Trust, unless the Required Purchasers shall approve such amendment, consent, or waiver, as the case may be, then 100% of the Principal Amount of Series 1997-1 will be deemed to have voted in the negative with respect to such amendment, consent or waiver, as the case may be. With respect to any such amendments, consents or waivers, if the Required Purchasers shall approve such amendment, consent, or waiver, as the case may be, then 100% of the Principal Amount of Series 1997-1 will be deemed to have voted in the affirmative with respect to such amendment, consent or waiver, as the case may be.

          (e) Notwithstanding anything in this Section 26 to the contrary, no amendment may be made to this Supplement without satisfaction of the Rating Agency Condition.

         Section 27.       Successors and Assigns.

         (a) This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Transferor may not assign or transfer any of its rights under this Supplement without the prior written consent of the Purchasers.

         (b) The Transferor and the Servicer each authorizes each Purchaser to disclose to any Participant or Acquiring Purchaser (each, a "Transferee") and any prospective Transferee any and all financial information in such Purchaser's possession concerning the Transferor or the Servicer which has been delivered to such Purchaser by the Transferor or the Servicer pursuant to this Supplement or which has been delivered to such Purchaser by or on behalf of the Transferor in connection with such Purchaser's credit evaluation of the Transferor, the Servicer, the Trust and the Trust Assets prior to becoming a party to this Supplement; provided, however, if any such information is subject to a confidentiality agreement between such Purchaser and the Transferor or the Servicer, the Transferee or prospective Transferee shall have agreed to be bound by the terms and conditions of such confidentiality agreement.

         (c) If, pursuant to this subsection, any interest in this Supplement or any Series 1997-1 Note is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Purchaser shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Purchaser (for the benefit of the transferor Purchaser, the Deal Agent, the Transferor and the Servicer) that under applicable law and treaties no taxes will be required to be withheld by the Deal Agent, the Transferor, the Servicer or the transferor Purchaser with respect to any payments to be made to such Transferee in respect of such Series 1997-1 Note, (ii) to furnish to the transferor Purchaser (and, in the case of any Acquiring Purchaser not registered in the Register, the Deal Agent and the Transferor) either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Purchaser, the Deal Agent, the Transferor and the Servicer) to provide the transferor Purchaser (and, in the case of any Acquiring Purchaser not registered in the Register, the Deal Agent, the Transferor and the servicer) a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         Section 28.       [Reserved].

         Section 29.       Repurchase by Servicer.

         Upon any repurchase of the Series 1997-1 Notes by the Servicer pursuant to Section 10.1 of the Agreement, the Servicer shall pay, in addition to the amounts set forth in Section 10.1 of the Agreement and any accrued and unpaid Increased Costs and all other accrued and repaid costs, expenses or fees owing to any Person hereunder, under any Series 1997-1 Note or under the Note Purchase Agreement.

         Section 30.       Repurchase by Transferor.

         Upon any repurchase of the Series 1997-1 Notes by the Transferor pursuant to Section 2.6 or Section 12.2(a), as the case may be, of the Agreement, the Transferor shall pay, in addition to the amounts set forth in
Section 2.6 or Section 12.2(a), as the case may be, of the Agreement and any accrued and unpaid costs under Section 16 hereof and all other accrued and repaid costs, expenses or fees owing to any Person hereunder, under any Series 1997-1 Note or under the Note Purchase Agreement.

         Section 31.       Permitted Successor Servicer.

         With respect to Series 1997-1, any financial institution which does not qualify as a permitted Successor Servicer under Section 10.2 of the Agreement shall qualify as a permitted Successor Servicer if approved by the Required Purchasers.

         Section 32.       Option to Repurchase.

         Subject to the conditions set forth in Section 12.2 of the Agreement, the Transferor may, but shall not be obligated to, on any Distribution Date on or after the Distribution Date on which the Principal Amount is reduced to an amount less than or equal to 10% of the highest Principal Amount outstanding during the Revolving Period repurchase the Series 1997-1 Notes; provided that such option shall not be exercisable upon the happening of an Insolvency Event with respect to the Servicer or the Transferor. The deposit required in connection with any such repurchase shall be equal to (a) the Principal Amount, plus (b) the accrued and unpaid interest on the Series 1997-1 Notes through and including the day preceding the day on which such repurchase occurs which will be transferred to the Distribution Account and plus (c) all other accrued and repaid costs, expenses or fees owing to any Person hereunder, under any Series 1997-1 Note or under the Note Purchase Agreement.

         Section 33.       Final Distribution.

         Written notice of any termination, specifying the Distribution Date upon which the Series 1997-1 Noteholders may surrender their Series 1997-1 Notes for payment of the final distribution and cancellation shall be given by the Trustee, at the written request of the Servicer, not later than the 60th day immediately preceding the Distribution Date on which final payment of the Series 1997-1 Notes shall be made.

         Section 34.       [Reserved].

         Section 35.       Ratification of Agreement.

         As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

         Section 36.       Counterparts.

         This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         Section 37.       GOVERNING LAW.

         THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 38.       The Trustee.

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplement or for or in respect of the recitals contained herein, all of which recitals are made solely by the Transferor.

         Section 39.       Instructions in Writing.

         All instructions given by the Servicer to the Trustee pursuant to this Supplement shall be in writing, and may be included in a certificate delivered pursuant to Section 3.4(b) of the Agreement.
                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Series 1997-1 Supplement to be duly executed by their respective officers as of the day and year first above written.


                                     AFG CREDIT CORPORATION,
                                     as Transferor


                                     By:
                                     Title:


                                     AMERICAN FINANCE GROUP, INC.,
                                     as Servicer


                                     By:
                                     Title:


                                     BANKERS TRUST COMPANY,
                                     as Trustee


                                     By:
                                     Title:


                                     BANKERS TRUST COMPANY,
                                     as Collateral Trustee

                                     By:
                                     Title:


                                     FIRST UNION CAPITAL MARKETS CORP.,
                                     as Deal Agent

                                     By:
                                     Title:

                                    EXHIBIT A
                                       to
                      SERIES 1997-1 SUPPLEMENTAL INDENTURE

                           FORM OF SERIES 1997-1 NOTE


$                                                    [New York, New York]
                                                     October ____, 1997

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED . NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.

                                AFG MASTER TRUST
                               SERIES 1997-1 NOTE

         FOR  VALUE  RECEIVED,  the  undersigned,  the  AFG  Master  Trust  (the
"Trust"), hereby promises to pay on the Scheduled Series 1997-1 Termination Date, to the order of at the office of [ ] located at [ ], in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of this Note.

         The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at the applicable rate per annum as specified in the Indenture (as defined below) until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on such overdue amount at the rate per annum set forth in the Indenture until paid in full.

         This evidences that (the "Noteholder") is the holder of this Note secured by the assets of the Trust, which include a portfolio of leases (the "Leases"), the related Equipment, all monies due or to become due with respect thereto, and the other assets and interest constituting the Trust Assets as defined in the AFG Master Trust Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as supplemented by the Series 1997-1 Supplemental Indenture thereto (collectively, the "Indenture"), by and among, American Finance Group, Inc. ("AFG"), AFG Credit Corporation, and Bankers Trust Company, as trustee and as collateral trustee.

         THIS NOTE IS AN OBLIGATION OF THE TRUST AND DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, AFG, THE TRUSTEE OR THE COLLATERAL TRUSTEE. NONE OF THIS NOTE, THE LEASES, THE RELATED EQUIPMENT OR THE OTHER TRUST ASSETS IS INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY. THIS NOTE IS LIMITED IN RIGHT OF PAYMENT SOLELY TO CERTAIN COLLECTIONS RESPECTING THE LEASES AND TO THE OTHER TRUST ASSETS, ALL AS MORE SPECIFICALLY SET FORTH IN THE INDENTURE WITHOUT RECOURSE TO ANY OTHER ASSETS OR TO ANY OTHER PARTY, INCLUDING, WITHOUT LIMITATION, AFG CREDIT CORPORATION.

         AFG Credit Corporation has structured the Indenture and the Series 1997-1 Notes with the intention that the Series 1997-1 Notes will qualify under applicable tax law as indebtedness, and each Series 1997-1 Noteholder by acceptance of its Series 1997-1 Note agrees to treat and to take no action inconsistent with the treatment of the Series 1997-1 Notes for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

         To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Indenture, which more specifically sets forth the rights of the Noteholders. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, and the terms set forth herein are qualified thereby. The Noteholder by virtue of its acceptance hereof assents to and is bound by the Indenture, as amended from time to time.

         This Note is one of a series of Notes entitled "AFG Master Trust Series 1997-1 Notes" (the "Series 1997-1 Notes") which represents the right to receive interest payments and a return of principal as described herein and in the Indenture, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Indenture to be deposited in the Series Accounts maintained for the benefit of such Notes or paid to the Series 1997-1 Noteholders.

         Series 1997-1 Note Interest will be distributed monthly on the fifteenth Business Day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day (a "Distribution Date"). In the case of the first interest payment, interest will accrue from the date of issuance and in the case of subsequent interest payments, interest will accrue from the preceding Distribution Date in each case to but excluding the date of payment thereof (an "Accrual Period"). On each Distribution Date, the Paying Agent shall pay to the Noteholder of record its pro rata share of the amount deposited into the Distribution Account pursuant to the Indenture on the related Transfer Date. On each Distribution Date occurring during the Amortization Period, the Paying Agent shall pay to the Noteholder its pro rata share of the Percentage of the Target Repayment Amount for Series 1997-1 for such Distribution Date.

         The Deal Agent is authorized to endorse on Schedule I attached to this Note all increases and decreases in the principal amount of this Note, and all payments made on account of the principal amount thereof, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding balance hereunder; provided, however, that the failure to make any such notation shall not limit or otherwise affect the obligations of the undersigned under the Indenture or this Note.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Transferor, the Trustee or the Collateral Trustee in connection herewith, against: (i) the Trustee or the Collateral Trustee in its individual capacity; (ii) any owner of a beneficial interest in the Transferor; or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee or the Collateral Trustee in their individual capacities, any holder of a beneficial interest in the Transferor, the Trustee or the Collateral Trustee or of any successor or assign of the Trustee or the Collateral Trustee in their individual capacities (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Trustee and the Collateral Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Subject to the limitations set forth herein, the transfer of this Note shall be registered in the Register upon surrender of this Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Noteholder or such Noteholder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

         The Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Indenture.

         The rights evidenced by this Note created by the Indenture and the Trust shall terminate on the earlier of (i) the day, if any, designated by AFG Credit Corporation after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the aggregate Principal Amount plus Series 1997-1 Note Interest accrued through such Distribution Date in full and (ii) the day on which final payment is made under the Notes, but in no event later than the Scheduled Series 1997-1 Termination Date.

         Upon the occurrence of any one or more of the Pay Out Events specified in the Indenture all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Unless the note of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature of a duly authorized signatory, this Note shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Note to be duly executed.

                               AFG MASTER TRUST

                      By:      BANKERS TRUST COMPANY,
                               not in its individual capacity but solely as
                               Trustee on behalf of the Trust

                      By:
                      Title:

                     Trustee's Certificate of Authentication

         This is one of the Series 1997-1 Notes referred to in the within mentioned Indenture.

                                         BANKERS TRUST COMPANY,
                                         as Trustee


                                         By:

Date of Increase        Principal Amount     Principal Amount
Decrease, or              of Increase          of Decrease
Prepayment


Principal Amount            Outstanding Principal
of Repayment                         Amount